UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 10, 2005

P & F INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-5332	22-1657413
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)

300 Smith Street, Farmingdale, New York 11735
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (631) 694-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯	Written communications pursuant to Rule 425 under the Securities Act
⁯	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
⁯	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
⁯	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.	Other Events.

On November 10, 2005, P & F Industries, Inc. (the “Company”) issued a press release (the “Press Release”) announcing a follow-on third quarter conference call on November 11, 2005 at 11:00 a.m., eastern standard time. A copy of the Press Release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release, dated November 10, 2005, issued by P & F Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

P&F INDUSTRIES, INC.

Date: November 10, 2005	By:	/s/ Joseph A. Molino, Jr.
Joseph A. Molino, Jr.
Title: Vice President, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated November 10, 2005, issued by P & F Industries, Inc.